UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A
Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
June 2, 2010

JONES APPAREL GROUP, INC.
(Exact Name of registrant as specified in its charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	1-10746 (Commission File Number)	06-0935166 (IRS Employer Identification No.)
1411 Broadway New York, New York 10018 (Address of principal executive offices)
(212) 642-3860 (Registrant's telephone number, including area code)
Not Applicable Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On June 2, 2010, Jones Apparel Group, Inc. (the "Company") filed a Current Report on Form 8-K dated June 2, 2010 (the "Original Filing") to report the completion of its acquisition of 55% of the equity interests of Stuart Weitzman Holdings, LLC ("SW Holdings"). The Company stated in the Original Filing that it would file the required financial statements and pro forma financial information by amendment or otherwise, as permitted by Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K. Accordingly, the Company is filing this Amendment No. 1 on Form 8-K/A to include the required financial statements and pro forma financial information.

Item 9.01 of the Original Filing is hereby amended in its entirety and replaced by Item 9.01 of this Amendment No. 1.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of SW Holdings as of and for the year ended January 2, 2010 and accompanying notes are attached hereto as Exhibit 99.2 and incorporated herein by reference.

The unaudited condensed consolidated financial statements of SW Holdings as of April 3, 2010 and April 4, 2009 and for the fiscal quarters ended April 3, 2010 and April 4, 2009 and accompanying notes are attached hereto as Exhibit 99.3 and incorporated herein by reference.

(b) Pro Forma Financial Information

The following unaudited pro forma combined financial statements, giving effect to the acquisition of SW Holdings, are attached hereto as Exhibit 99.4 and incorporated herein by reference:

(i) Unaudited pro forma combined balance sheet as of April 3, 2010;

(ii) Unaudited pro forma combined statements of operations for the year ended December 31, 2009 and the fiscal quarter ended April 3, 2010; and

(iii) Notes to the unaudited pro forma combined financial statements.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of J.H. Cohn LLP.
99.1*	Press Release announcing the initial acquisition of 55% of the equity interests of Stuart Weitzman Holdings, LLC.
99.2	Consolidated financial statements of SW Holdings as of and for the year ended January 2, 2010.
99.3	Unaudited condensed consolidated financial statements of SW Holdings as of April 3, 2010 and and April 4, 2009 and for the fiscal quarters ended April 3, 2010 and April 4, 2009 and accompanying notes thereto.
99.4	Unaudited Pro Forma Combined Balance Sheet as of April 3, 2010 and Unaudited Pro Forma Combined Statements of Operations for the year ended December 31, 2009 and the fiscal quarter ended April 3, 2010 and notes thereto.

* Previously filed with the Original Filing.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JONES APPAREL GROUP, INC. (Registrant) By: /s/ Ira M. Dansky Ira M. Dansky Executive Vice President, General Counsel and Secretary

 Date: July 29, 2010

Exhibit Index

Exhibit No.	Description
23.1	Consent of J.H. Cohn LLP.
99.1*	Press Release announcing the initial acquisition of 55% of the equity interests of Stuart Weitzman Holdings, LLC.
99.2	Consolidated financial statements of SW Holdings as of and for the year ended January 2, 2010.
99.3	Unaudited condensed consolidated financial statements of SW Holdings as of April 3, 2010 and April 4, 2009 and for the fiscal quarters ended April 3, 2010 and April 4, 2009 and accompanying notes thereto.
99.4	Unaudited Pro Forma Combined Balance Sheet as of April 3, 2010 and Unaudited Pro Forma Combined Statements of Operations for the year ended December 31, 2009 and the fiscal quarter ended April 3, 2010 and notes thereto.

* Previously filed with the Original Filing.